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                                 NATIONWIDE(R)
                             VL SEPARATE ACCOUNT-A

               (FORMERLY FINANCIAL HORIZONS VLSEPARATE ACCOUNT-1)

                                 ANNUAL REPORT
                                       TO
                                CONTRACT OWNERS

                               DECEMBER 31, 1996

                 NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

                          HOME OFFICE: COLUMBUS, OHIO

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                 NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                One Nationwide Plaza, Columbus, Ohio 43215-2220

                              PRESIDENT'S MESSAGE

On behalf of Nationwide Life and Annuity Insurance Company, we are pleased to bring you the 1996 annual report of the Nationwide VL Separate Account-A.

The U.S. economy is enjoying the rewards of a stable political system and a globally competitive business sector. These good times will last, although not all years will show the stellar performance of the last two years. 1997 may be the year in which normalcy will return.

The economic expansion has lasted six years already, and all resources are more or less fully employed. The job market in particular is showing some strains, and wages are rising a bit faster than before. Also, the competitive pressures from abroad are increasing due to a sharp rise in the exchange value of our currency. Business will be hard pressed under those conditions to continue showing above-average profit increases. For the economy as a whole, inflation has hit the low point in this business cycle and will slowly but surely be a more important variable for monetary policy.

In the last few years, and especially in 1996, our economy expanded faster than the natural rate of growth. This cannot continue without creating bottlenecks that in turn induce price increases. Either the economy will slow under its own weight or the Federal Reserve will have to step in. Some indicators point to a softening of business activity. But whether this is enough will be a close call.

Again, the long-term trend is very positive for the U.S., its business activity, and its financial markets. However, 1997 might turn out to have some more surprises than anticipated right now.

                           /s/ JOSEPH J. GASPER, President

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                        NATIONWIDE VL SEPARATE ACCOUNT-A
              (Formerly Financial Horizons VL Separate Account-1)
          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

                               December 31, 1996

ASSETS:

   Investments at market value:

      Fidelity VIP - Growth Portfolio (FidVIPGr)
         1,295 shares (cost $30,834) .............................   $ 40,328

      Nationwide SAT - Capital Appreciation Fund (NSATCapAp)
         96 shares (cost $1,141) .................................      1,561

      Nationwide SAT - Government Bond Fund (NSATGvtBd)
         1,578 shares (cost $16,876) .............................     17,425

      Nationwide SAT - Money Market Fund (NSATMyMkt)
         10,224 shares (cost $10,224) ............................     10,224

      Nationwide SAT - Total Return Fund (NSATTotRe)
         863 shares (cost $9,232) ................................     11,458

      Neuberger & Berman - Balanced Portfolio (NBAMTBal)
         724 shares (cost $11,022) ...............................     11,523

      TCI Portfolios - TCI Advantage (TCIAdv)
         60,866 shares (cost $312,528) ...........................    382,850
                                                                     --------
            Total assets                                              475,369
Accounts Payable                                                           34
                                                                     --------
Contract Owners' Equity                                              $475,335
                                                                     ========


Contract owners' equity represented by:                       UNITS       UNIT VALUE
                                                              -----       ----------
Multiple Payment Contracts and Flexible Premium Contracts:

    Fidelity VIP - Growth Portfolio .......................   2,016       $20.008196    $ 40,337

    Nationwide SAT - Capital Appreciation Fund ............      83        18.410667       1,528

    Nationwide SAT - Government Bond Fund .................   1,132        15.383251      17,414

    Nationwide SAT - Money Market Fund ....................     835        12.214743      10,199

    Nationwide SAT - Total Return Fund ....................     523        21.988773      11,500

    Neuberger & Berman - Balanced Portfolio ...............     729        15.775523      11,500

    TCI Portfolios - TCI Advantage ........................     413        14.210999       5,869

    TCI Portfolios - TCI Advantage Initial Funding by
     Depositor (note 1a) ..................................  25,000        15.079515     376,988
                                                             ======        =========    ========
                                                                                        $475,335
                                                                                        ========


See accompanying notes to financial statements.

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                        NATIONWIDE VL SEPARATE ACCOUNT-A
              (Formerly Financial Horizons VL Separate Account-1)
        STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

                  Years Ended December 31, 1996, 1995 and 1994

                                              1996          1995        1994
                                              ----          ----        ----
Investment Activity:
   Reinvested capital gains and
    dividends............................   $ 31,785     $ 13,451    $ 12,249
   Mortality and expense charges
    (note 3).............................       (722)        (621)     (1,049)
                                            --------       ------    --------
      Net investment activity............     31,063       12,830      11,200
                                            --------       ------    --------

   Proceeds from mutual fund shares
    sold.................................     16,003       36,212     134,821
   Cost of mutual fund shares sold.......    (14,209)     (35,326)   (138,965)
                                            --------       ------    --------
      Realized gain (loss) on
       investments.......................      1,794          886      (4,144)
   Change in unrealized gain (loss)
    on investments.......................      8,266       53,488      (7,482)
                                            --------      -------    --------
      Net gain (loss) on investments.....     10,060       54,374     (11,626)
                                            --------      -------    --------
         Net increase (decrease) in
           contract owners' equity
             resulting from operations...     41,123       67,204        (426)
                                            --------      -------    --------

Equity Transactions:
   Purchase payments received from
     contract owners.....................     24,097       36,589         --
   Surrenders (note 2d)..................     (6,042)        (164)     (9,107)
   Policy loans (net of repayments)
     (note 4)............................      3,498      (23,321)        --
   Deductions for surrender charges
     (note 2d)...........................         --            --        --
   Redemptions to pay cost of insurance
     charges and administrative charges
     (notes 2b and 2c)...................    (12,114)     (12,670)    (20,999)
                                            --------       ------    --------
         Net equity transactions.........      9,439          434     (30,106)
                                            --------       ------    --------

Net change in contract owners' equity         50,562       67,638     (30,532)
Contract owners' equity beginning
   of period.............................    424,773      357,135      387,667
                                            --------       ------    --------
Contract owners' equity end of
   period................................  $ 475,335     $424,773     $357,135
                                           =========      =======      =======


See accompanying notes to financial statements.

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                        NATIONWIDE VL SEPARATE ACCOUNT-A
              (Formerly Financial Horizons VL Separate Account-1)
                         NOTES TO FINANCIAL STATEMENTS

                        December 31, 1996, 1995 and 1994

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a) Organization and Nature of Operations

         Nationwide VL Separate Account-A (formerly Financial Horizons VL Separate Account-1) (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life and Annuity Insurance Company (formerly Financial Horizons Life Insurance Company) (the Company) on August 8, 1984. The Account has been registered as a unit investment trust under the Investment Company Act of 1940. On August 21, 1991, the Company (Depositor) transferred to the Account, 50,000 shares of the TCI Portfolios, Inc. - TCI Advantage fund for which the Account was credited with 25,000 accumulation units. The value of the accumulation units purchased by the Company on August 21, 1991 was $250,000.

         The Company offers Modified Single Premium, Multiple Payment and Flexible Premium Variable Life Insurance Policies through the Account. The primary distribution for the contracts is through banks and other financial institutions; however, other distributors may be utilized.

     (b) The Contracts

         Only contracts with a front-end sales charge, a contingent deferred sales charge and certain other fees, have been purchased. Additionally, contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, have been purchased. See note 2 for a discussion of policy charges and note 3 for asset charges.

         Contract owners may invest in the following:

              Portfolio of the Fidelity Variable Insurance Products Fund (Fidelity VIP);
                Fidelity VIP - Growth Portfolio (FidVIPGr)

              Funds of the Nationwide Separate Account Trust (Nationwide SAT) (managed for a fee by an affiliated investment advisor);
                Nationwide SAT - Capital Appreciation Fund (NSATCapAp) Nationwide SAT - Government Bond Fund (NSATGvtBd) Nationwide SAT - Money Market Fund (NSATMyMkt) Nationwide SAT - Total Return Fund (NSATTotRe)

              Portfolio of the Neuberger &Berman Advisers Management Trust (Neuberger & Berman);
                Neuberger & Berman - Balanced Portfolio (NBAMTBal)

              Portfolio of the TCI Portfolios, Inc. (TCIPortfolios); TCI
                Portfolios - TCI Advantage (TCIAdv)

         At December 31, 1996, contract owners have invested in all of the above funds. The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain policy charges (see notes 2 and 3). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar investment options, the latter being included in the accounts of the Company.

     (c) Security Valuation, Transactions and Related Investment Income

         The market value of the underlying mutual funds is based on the closing net asset value per share at December 31, 1996. The cost of investments sold is determined on the specific identification basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date.

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     (d) Federal Income Taxes

         Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the Internal Revenue Code.

         The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

     (e) Use of Estimates in the Preparation of Financial Statements

         The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (f) Reclassifications

         Certain 1995 and 1994 amounts have been reclassified to conform with the current year presentation.

(2)  POLICY CHARGES

     (a) Deductions from Premiums

         On multiple payment contracts and flexible premium contracts, the Company deducts a charge for state premium taxes equal to 2.5% of all premiums received to cover the payment of these premium taxes. The Company also deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. The Company may at its sole discretion reduce this sales loading.

     (b) Cost of Insurance

         A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

     (c) Administrative Charges

         For multiple payment contracts, the Company currently deducts a monthly administrative charge of $5 (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses.

         For flexible premium contracts, the Company currently deducts a monthly administrative charge of $25 during the first policy year and $5 per month thereafter (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses. Additionally, the Company deducts an increase charge of $2.04 per year per $1,000 applied to any increase in the specified amount during the first 12 months after the increase becomes effective.

         For single premium contracts, the Company deducts an annual administrative charge which is determined as follows:
           Purchase payments totaling less than $25,000 - $90/year

         Purchase payments totaling $25,000 or more - $50/year

         The above charges are assessed against each contract by liquidating units.

         No charges were deducted from the initial funding, or from the earnings thereon.

     (d) Surrender Charges

         Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The charge is determined according to contract type.

         For multiple payment contracts and flexible premium contracts, the amount charged is determined based upon a specified percentage of the initial surrender charge, which varies by issue age, sex and rate class. The charge is 100% of the initial surrender charge in the first year, declining to 0% after the ninth year.

         For single premium contracts, the charge is determined based upon a specified percentage of the original purchase payment. The charge is 8.5% in the first year, and declines to 0% after the ninth year.

                                       7
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(3) ASSET CHARGES

     For multiple payment contracts and flexible premium contracts, the Company deducts charges from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance charges. The charge is equal to an annual rate of .80%, with certain exceptions.

     For single premium contracts, the Company deducts a charge from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance and premium tax charges. The charge is equal to an annual rate of 1.30% during the first ten policy years, and 1.00% thereafter.

     The above charges are assessed through the daily unit value calculation. No charges are deducted from the initial funding, or from earnings thereon.

(4)  POLICY LOANS (NET OF REPAYMENTS)

     Contract provisions allow contract owners to borrow up to 90% of a policy's cash surrender value. On each policy anniversary following the initial loan, 6% interest is due and payable to the Company.

     At the time the loan is granted, the amount of the loan is transferred from the Account to the Company's general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Loan repayments result in a transfer of collateral, including interest, back to the Account.

(5)  SCHEDULE I

     Schedule I presents the components of the change in the unit values, which are the basis for contract owners' equity. This schedule is presented in the following format:

         o    Beginning unit value - Jan. 1

         o    Reinvested capital gains and dividends
              (This amount reflects the increase in the unit value due to capital gains and dividend distributions from the underlying mutual funds.)

         o    Unrealized gain (loss)
              (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the underlying mutual funds.)

         o    Asset charges
              (This amount reflects the decrease in the unit value due to the charges discussed in note 3.)

         o    Ending unit value - Dec. 31

         o    Percentage increase (decrease) in unit value.

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                                                                      SCHEDULE I

                        NATIONWIDE VL SEPARATE ACCOUNT-A
              (FORMERLY FINANCIAL HORIZONS VL SEPARATE ACCOUNT-1)
           MULTIPLE PAYMENT CONTRACTS AND FLEXIBLE PREMIUM CONTRACTS
                       SCHEDULES OF CHANGES IN UNIT VALUE
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                           FIDVIPGR      NSATCAPAP      NSATGVTBD      NSATMYMKT     NSATTOTRE     NBAMTBAL      TCIADV     TCIADV+
                           --------      ---------      ---------      ---------     ---------     --------      ------     -------
1996
 Beginning unit value -
  Jan. 1                 $17.583952      14.713230      14.984933      11.714295     18.192762     14.878481  13.112917   13.802855
-----------------------------------------------------------------------------------------------------------------------------------
 Reinvested capital gains
  and dividends            1.263661        .766553        .930103        .596995      1.217547      2.281380    .945920     .998314
-----------------------------------------------------------------------------------------------------------------------------------
 Unrealized gain (loss)    1.312893       3.061949       (.412550)       .000000      2.737018     (1.262381)   .260998     .278346
-----------------------------------------------------------------------------------------------------------------------------------
 Asset charges             (.152310)      (.131065)      (.119235)      (.096547)     (.158554)     (.121957)  (.108836)    .000000
-----------------------------------------------------------------------------------------------------------------------------------
 Ending unit value -
  Dec. 31                $20.008196      18.410667      15.383251      12.214743     21.988773     15.775523  14.210999   15.079515
-----------------------------------------------------------------------------------------------------------------------------------
 Percentage increase (decrease)
  in unit value*                 14%            25%             3%             4%           21%            6%         8%          9%
===================================================================================================================================

1995
 Beginning unit value -
  Jan. 1                 $13.094007       11.465403      12.720514      11.176411    14.205723     12.118394  11.321934   11.822996
-----------------------------------------------------------------------------------------------------------------------------------
 Reinvested capital gains
  and dividends             .072389         .653781        .903001        .629782     1.413734       .308616    .411556     .431938
-----------------------------------------------------------------------------------------------------------------------------------
 Unrealized gain (loss)    4.544905        2.696528       1.472503        .000000     2.703396      2.562255   1.477165    1.547921
-----------------------------------------------------------------------------------------------------------------------------------
 Asset charges             (.127349)       (.102482)      (.111085)      (.091898)    (.130091)     (.110784)  (.097738)    .000000
-----------------------------------------------------------------------------------------------------------------------------------
 Ending unit value -
  Dec. 31                $17.583952       14.713230      14.984933      11.714295    18.192762     14.878481  13.112917   13.802855
-----------------------------------------------------------------------------------------------------------------------------------
 Percentage increase (decrease)
  in unit value*                 34%             28%            18%             5%          28%           23%        16%         17%
===================================================================================================================================

1994
 Beginning unit value -
  Jan. 1                 $13.201441       11.662121      13.250482      10.845265    14.167308     12.640011  11.295721   11.701906
-----------------------------------------------------------------------------------------------------------------------------------
 Reinvested capital gains
  and dividends             .794469         .184927        .833925        .419275      .717782       .493181    .297670     .309969
-----------------------------------------------------------------------------------------------------------------------------------
 Unrealized gain (loss)    (.799798)       (.289863)     (1.261429)       .000000     (.565055)     (.916591)  (.181209)   (.188879)
-----------------------------------------------------------------------------------------------------------------------------------
 Asset charges             (.102105)       (.091782)      (.102464)      (.088129)    (.114312)     (.098207)  (.090248)    .000000
-----------------------------------------------------------------------------------------------------------------------------------
 Ending unit value -
  Dec. 31                $13.094007       11.465403      12.720514      11.176411    14.205723     12.118394  11.321934   11.822996
-----------------------------------------------------------------------------------------------------------------------------------
 Percentage increase (decrease)
  in unit value*                 (1)%            (2)%           (4)%            3%           0%           (4)%        0%          1%
===================================================================================================================================

  *An annualized rate of return cannot be determined as asset charges do not include the policy charges discussed in note 2.

  +For Depositor, see note 1a.

See note 5.

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                          Independent Auditors' Report


The Board of Directors of Nationwide Life and Annuity Insurance Company
   (formerly Financial Horizons Life Insurance Company) and
   Contract Owners of Nationwide VL Separate Account-A
   (formerly Financial Horizons VL Separate Account-1):

      We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide VL Separate Account-A (formerly Financial Horizons VL Separate Account-1) as of December 31, 1996, and the related statements of operations and changes in contract owners' equity and schedules of changes in unit value for each of the years in the three year period then ended. These financial statements and schedules of changes in unit value are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules of changes in unit value based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedules of changes in unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and schedules of changes in unit value referred to above present fairly, in all material respects, the financial position of Nationwide VL Separate Account-A (formerly Financial Horizons VL Separate Account-1) as of December 31, 1996, and the results of its operations and its changes in contract owners' equity and the schedules of changes in unit value for each of the years in the three year period then ended in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
February 7, 1997

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NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
Home Office: One Nationwide Plaza o Columbus, Ohio 43215-2220

Nationwide(R) is a registered federal service mark of Nationwide Mutual Insurance Company

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